EXHIBIT 13.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Perion Network Ltd., (the "Issuer"), for the period ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Yacov Kaufman, Chief Financial Officer of the Issuer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report containing the financial statements fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/ Yacov Kaufman Yacov Kaufman Chief Financial Officer

Date: April 10, 2014